Exhibit 99.2

Q3 2021 Conference Call October 28, 2021 Atomera 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 19, 2021. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieve d or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement , include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we ar e reaffirming or confirming any of the information contained herein. Atomera 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $450B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Capacity Constraints Record Revenues Geopolitical Uncertainty Capex Growth Market forces driving strategy Atomera Confidential 4 Massive industry investment will benefit Atomera

Customer Pipeline Atomera 5 • 19 customers, 25 engagements • Working with 50% of the world’s top semiconductor makers* * At least 10 of the top 20 (IC Insights, McClean Report 2021) 0 3 6 9 12 15 18 21 24 27 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Phase 4

MST technology focus areas Atomera 6 MST for Advanced Nodes MST for RF - SOI MST - SP

MST for High-k metal gate (HKMG) transistors

- **MST enhances HKMG transistor performance and reliability***
  - Reduced stress induced leakage current (SILC) enabling reliability improvement
  - 23% long-channel mobility enhancement
  - 2.7x lower gate leakage



SILC
85°C, VG-VT=1V
Control Si
OI Si
2-3X
ΔIG/IG,0 (%)
TSTRESS (s)



e- mobility
OI Silicon
Control Silicon
1.23x
T=298K
L=20μm
Electron Mobility (cm²/Vs)
Eeff (MV/cm)



JG vs. EOT
OI Silicon
Control Silicon
2.7x
JG @ VT + 1V (A/cm²)
TOX,E (Å)

* Professor Suman Datta Group

UNIVERSITY OF NOTRE DAME

Atomera Confidential

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Atomera state of the art research center ► Epi deposition facility ▪ 300mm Epi deposition ▪ 200mm Epi deposition ▪ Wafer cleaning equipment ▪ Metrology tools ▪ Advanced wafer handling ▪ World class clean room facility ► Available to deliver customer wafers Atomera Incorporated 8 Epi Deposition Tool

IP Portfolio Grew >20% YoY Atomera Incorporated 9 Core MST Method and Device MST Enabled Devices/Architecture Next - Gen Architectures using MST Discoverable These distinctive layers are visible on products using MST Extensive know - how Extends life and value of patents 85 Foreign Patents 116 US Patents 69 Foreign 28 US 97 Pending 298 Patents Granted and Pending

Financial Review Atomera 10 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 GAAP Results Revenue -$ -$ $0.4M -$ -$ Gross Profit -$ -$ $0.4M -$ -$ Operating Expense R&D $2.0M $2.2M $2.2M $2.1M $2.3M G&A $1.3M $1.4M $1.5 $1.5M $1.6M S&M $0.2M $0.3M $0.3M $0.1M $0.3M Total Operating Expense $3.6M $3.9M $4.0M $3.7M $4.1M Net Loss ($3.6M) ($3.9M) ($3.6M) ($3.7M) ($4.2M) Loss Per Share ($0.19) ($0.19) ($0.16) ($0.17) ($0.19) Reconciliation between GAAP & Non-GAAP Net Loss (GAAP) ($3.6M) ($3.9M) ($3.6M) ($3.7M) ($4.2M) Stock-Based Compensation $0.8M $0.8M $0.7M $0.8M $0.8M Other income (expense)* - - - - $0.1M Adjusted EBITDA (Non-GAAP)* ($2.7M) ($3.0M) ($2.9M) ($2.9M) ($3.3M) *Includes depreciation, interest income/expense and provision for income tax **Adjusted EBITDA is a non-GAAP financial measure. A full reconciliation of GAAP and non-GAAP results is contained in our Q3 press release.

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera 11

Thank You Atomera 12